                                 Exhibit 10.6

          OPTION AGREEMENT, dated as of September 4, 1992 (as amended, supplemented or otherwise modified from time to time, the "Agreement"),
                                                           ---------
between MLP OPERATING, L.P., a Delaware limited partnership (to be known as Muzak Limited Partnership) ("Muzak") and BARCLAYS BANK PLC, NEW YORK BRANCH
                             -----
("Barclays").
  --------

                                R E C I T A L S
                                ---------------


          WHEREAS, Barclays and Muzak are parties to a Subordinated Loan Agreement, dated as of September 4, 1992 (as amended, supplemented or otherwise modified from time to time, the "Subordinated Loan Agreement"; terms defined
                                 ---------------------------
therein are used herein with their defined meanings); and

          WHEREAS, it is a condition to the making of the Loan under the Subordinated Loan Agreement that Barclays and Muzak shall have entered into this Agreement;

          NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

          1.   Option to Acquire.  Upon two business days' prior written notice
               -----------------
to Muzak and the payment of $10.00 to Muzak, Barclays may require Muzak to, and Muzak hereby unconditionally agrees that upon receipt of such notice it will, issue to Barclays and in Barclays' name (or in the name of any Affiliate of Barclays designated by Barclays in such notice who is a permitted transferee pursuant to Section 6 hereof), 977,089 Class A-2 Limited Partnership Units of Muzak (the "Put/Call Units").

          2.   Option to Put.  Upon two business days' prior written notice to
               -------------
Barclays, Muzak may require Barclays to, and Barclays hereby unconditionally agrees that upon receipt of such notice it will, pay $10.00 to Muzak and accept the issuance to Barclays in Barclays' name (or, in Barclays' sole discretion, in the name of any Affiliate of Barclays designated by Barclays to Muzak in writing upon receipt of such notice who is a permitted transferee pursuant to Section 6 hereof), of the Put/Call Units.

          3.   Tax Treatment.  Barclays and Muzak hereby agree that (a)
               -------------
Barclays shall be treated as the taxpayer with respect to the Units and accordingly, shall take into account the income and loss of Muzak as provided in
Article VI of the Partnership Agreement with respect to such Put/Call Units, (b) Muzak shall issue to Barclays an Internal Revenue Service Schedule K-1 with respect to the Put/Call Units for each taxable year of Muzak during the term hereof and (c) Muzak and Barclays shall each be bound by the provisions of Articles V, VI and X and Section 17.02 of the Partnership Agreement with respect to the Put/Call Units.

          4.   Payments.  Barclays and Muzak hereby agree that Muzak shall make
               --------
payments to Barclays in respect of the Put/Call

Units in accordance with Section 6.05 of the Partnership Agreement, as originally in effect.

          5.   Adjustments.  In the event that a distribution shall be declared
               -----------
on theClass A-2 Limited Partner Interests payable in Units of the Class A-2 Limited Partner Interests, the number of Put/Call Units then subject to any option pursuant to Section 1 or 2 hereof shall be adjusted by adding to the number of Put/Call Units the number of Units of Class A-2 Limited Partner Interests which would be distributable thereon if such Put/Call Units had been outstanding on the date fixed for determining the Limited Partners entitled to receive such Class A-2 Limited Partner Interests. In the event of a forward or reverse split-up of the Class A-2 Limited Partner Interests, there shall be substituted for each Put/Call Unit of the Class A-2 Limited Partner Interests then subject to any option pursuant to Section 1 or 2 hereof the number of Units of Class A-2 Limited Partner Interests into which each outstanding unit of Class A-2 Limited Partner Interest shall be so changed. In the event that there shall be any change, other than as specified in this Section 5, in the number or kind of outstanding Units of the Class A-2 Limited Partner Interest, or other securities into which the Class A-2 Limited Partner Interests shall have been changed, or for which they shall have been exchanged, and a corresponding and equivalent change shall have been made in the number or kind of outstanding Units of the Class A-1 Limited Partner Interest, or other securities into which the Class A-1 Limited Partner Interests shall have been changed, or for which they shall have been exchanged, then, if the Managing General Partner shall, in the reasonable exercise of its judgment, determine that such change equitably requires an adjustment in the number or kind of units then subject to any option pursuant to Section 1 or 2 hereof, such adjustment shall be made by the Managing General Partner and shall be conclusive, effective and binding for all purposes hereof.

          6.   Restrictions on Transfer.  Barclays agrees that this Agreement
               ------------------------
and the rights granted to Barclays hereunder may not be sold, assigned or transferred to any other Person or entity except for (a) Barclays' wholly-owned subsidiary, Barclays Capital Corporation or (b) any other wholly-owned Subsidiary of Barclays consented to in writing by Muzak which is not subject to backup withholding under Section 3406 of the Code.

          7.   Amendments and Waivers.  No provision of this Agreement may be
               ----------------------
amended, supplemented, waived, discharged or terminated other than by a written instrument signed by Barclays and Muzak.

          8.   Specific Performance.  Muzak and Barclays shall each have the
               --------------------
right to specific performance by the other of the provisions of this agreement. Each of Barclays and Muzak hereby irrevocably waives, to the extent that it may do so under applicable law, any defense based on the adequacy of a remedy at law which may be asserted as a bar to the remedy of specific performance in any action brought for specific performance of this Agreement by one of the parties hereto.

          9.   Execution of Partnership Agreement.  If the option described in
               ----------------------------------
Section 1 or 2 hereof is exercised, the recipient of the Put/Call Units shall execute and deliver a counterpart of the Partnership Agreement.

          10.  Notices.  All notices, consents, requests and demands to or upon
               -------
the respective parties hereto to be effective shall be in writing or by telecopier and, unless otherwise expressly provided herein, shall be deemed to have been duly given or made when delivered by hand or by overnight courier, or when deposited in the mail, certified mail, return receipt requested, postage prepaid, three (3) days after being so deposited or, in the case of telecopy notice, when sent and acknowledged, addressed as follows to Muzak and Barclays, or to such address or other address as may be hereafter notified in writing by Muzak or Barclays to the other:

     The Borrower:       Muzak Limited Partnership
                         400 North 34th Street
                         Suite 200
                         Seattle, Washington  98103
                         Attention:   Mr. John R. Jester
                         Telecopier:  (206) 633-6210
                         Telephone:   (206) 633-3000

     With a copy to:     MLP Acquisition, L.P.
                         c/o Centre Partners, L.P.
                         One Rockefeller Plaza
                         New York, New York  10020
                         Attention:  Mr. Lester Pollack
                         Telecopier:  (212) 632-4846
                         Telephone:   (212) 632-4829

     With a copy to:     Rosenman & Colin
                         575 Madison Avenue
                         New York, NY  10022
                         Attention:  Mr. Michael Roth
                         Telecopier:  (212) 940-8776
                         Telephone:   (212) 940-8800

     Barclays:           Barclays Bank PLC
                         222 Broadway
                         New York, New York  10036
                         Attention:  Patrick N.W. Turner
                         Telecopier:  (212) 412-6780
                         Telephone:   (212) 412-6777

          11.  Benefits of the Agreement.  Nothing in this Agreement shall be
               -------------------------
construed to give to any Person or corporation other than Barclays (and its permitted assignees) and Muzak any legal or equitable right, remedy, or claim under this Agreement and this Agreement shall be for the sole and exclusive benefit of Barclays (and its permitted assignees) and Muzak.

          12.  Confidentiality.  Barclays agrees to hold in confidence in
               ---------------
accordance with Section 10.08 of the Partnership Agreement any Partnership Information (as defined in such Section 10.08) it may receive from and after the date hereof pursuant to this Agreement or the Partnership Agreement.

          13.  GOVERNING LAW.  THIS AGREEMENT SHALL BE GOVERNED BY AND
               -------------
CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE.

          14.  TERMINATION.  This Agreement shall terminate upon exercise of the
               -----------
option described in Section 1 or 2 hereof.

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

                             MLP OPERATING, L.P.

                             By:  MLP ACQUISITION, L.P.
                                    its Managing General Partner


                                  By:  MUSIC HOLDINGS CORP.,
                                         its General Partner


                                       By:   [SIGNATURE ILLEGIBLE]
                                             -----------------------------------
                                             Title: VP


                             BARCLAYS BANK PLC, NEW YORK BRANCH

                             By:   [SIGNATURE ILLEGIBLE]
                                   ---------------------------------------------
                                   Title: President